Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Carl Ceragno, President, as Chief Executive Officer and Chief Financial Officer of the company, hereby certify that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Annual Report of Communications Research, Inc. on Form 10-KSB/A for the fiscal year ended December 31, 2005 that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

         (2) That information contained in such Amended Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Communications Research, Inc.

October 26, 2006
                                         By: /s/ Carl R. Ceragno
                                             -------------------
                                             Name: Carl R. Ceragno
                                             Title: Chief Executive Officer
                                             and Chief Financial Officer